UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 15, 2024

Loop Media, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-41508	47-3975872
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2600 West Olive Avenue, Suite 5470 Burbank, CA	91505
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (213) 436-2100

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	LPTV	The NYSE American, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

See information set forth in Item 8.01 “Other Events” below, which is incorporated by reference into this Item 2.02.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Designation of Executive Chairman of the Board of Directors

Effective March 17, 2024, Mr. Bruce Cassidy (“Mr. Cassidy”), who served as the Chairman of the board of directors (the “Board”) of Loop Media, Inc. (the “Company”), was appointed to serve as Executive Chairman of the Board. Mr. Cassidy’s biographical information is set forth in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on December 19, 2023 (the “Annual Report”), and such information is incorporated herein by reference. There are no transactions since the beginning of the Company’s last fiscal year in which the Company is a participant and in which Mr. Cassidy or any members of his immediate family have any interest that are required to be reported under Item 404(a) of Regulation S-K (“Item 404(a) of Regulation S-K”) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) that have not otherwise been reported in the Company’s filings with the SEC. No family relationships exist between Mr. Cassidy and any of the Company’s directors or executive officers. The appointment of Mr. Cassidy was not pursuant to any arrangement or understanding between him and any person, other than a director or executive officer of the Company acting in his or her official capacity.

Departures and Appointments of Executive Officers

Jon Niermann

Effective March 17, 2024, Mr. Jon Niermann (“Mr. Niermann”), the Company’s Founder and Chief Executive Officer (“CEO”), stepped down from his position as CEO but will continue to serve as a member of the Board and the management team of the Company and has taken on a role to assist the Company with outward-facing sales and distribution efforts and to ensure an orderly transition for his successor. Mr. Niermann’s base salary will remain unchanged (as set forth below) and in his new role he will continue to be eligible to participate in all employee benefit plans generally available to executives of the Company, which are more fully described in the Company’s definitive proxy statement on Schedule 14A filed with the SEC on July 6, 2023 (the “Proxy Statement”).

Mr. Niermann’s biographical information is set forth in the Annual Report and such information is incorporated herein by reference. There are no transactions since the beginning of the Company’s last fiscal year in which the Company is a participant and in which Mr. Niermann or any members of his immediate family have any interest that are required to be reported under Item 404(a) of Regulation S-K. No family relationships exist between Mr. Niermann and any of the Company’s directors or executive officers. The appointment of Mr. Niermann was not pursuant to any arrangement or understanding between him and any person, other than a director or executive officer of the Company acting in his or her official capacity.

The Niermann Employment Letter Agreement

In connection with his new role, Mr. Niermann entered into an employment letter agreement with the Company (the “Niermann Employment Letter Agreement”), effective March 17, 2024, which supersedes any prior employment agreement Mr. Niermann had previously with the Company.

Pursuant to the Niermann Employment Letter Agreement, Mr. Niermann’s employment does not have a fixed term. Mr. Niermann is entitled to receive an annual base salary of $575,000.00. Mr. Niermann, like other executive officers, agreed to take a salary reduction in October 2023, and has agreed to a further salary reduction, resulting in a current annual salary of $368,000. In the event the Company implements any further across-the-board salary reductions affecting all or substantially all senior executives of the Company, Mr. Niermann’s annual salary will be proportionally reduced. Mr. Niermann’s previously awarded equity grants remain in effect, subject to the terms and conditions of the governing award agreements and plan documents.

The Niermann Employment Letter Agreement terminates upon death or disability and may be terminated by the Company with or without Cause, by Mr. Niermann with or without Good Reason (all as defined in the Niermann Employment Letter Agreement) and with or without advance notice. If Mr. Niermann’s employment is terminated by the Company without Cause or by Mr. Niermann for Good Reason unrelated to Change in Control, Mr. Niermann will receive unpaid and accrued base salary through date of termination as well as twelve (12) months’ severance, payable over a twelve (12) month period on the Company’s regular payroll schedule and will be subject to applicable tax withholdings. In addition, the Company agreed to incorporate certain other severance provisions into the Niermann Employment Agreement to which Mr. Niermann was entitled under his prior employment agreement.

In addition, if Mr. Niermann’s employment is terminated during a “Change in Control Period” (as defined in the Niermann Employment Letter Agreement), compensation is substantially similar to that in a termination without Cause or resignation for Good Reason, except Mr. Niermann’s entitlement to receive a lump sum payment equal to twelve (12) months of his then-current base salary will be payable within 60 days following Separation of Service (as defined in the Niermann Employment Letter Agreement). Mr. Niermann’s right to receive any severance benefit under the Niermann Employment Letter Agreement is subject to the execution and delivery to the Company of a general release of claims. If the Company terminates Mr. Niermann for Cause or Mr. Niermann resigns without Good Reason, Mr. Niermann will receive unpaid and accrued base salary through the date of termination.

The foregoing description of the Niermann Employment Letter Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Niermann Employment Letter Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Restricted Stock Units Grant

On March 15, 2024 (the “Grant Date”), the Compensation Committee of the Board (the “Compensation Committee”) granted Mr. Niermann 275,000 Retention RSUs (as defined below) under the Company’s Amended and Restated 2020 Equity Incentive Compensation Plan (the “Plan”), vesting over two years, with fifty percent (50%) vesting on the one-year anniversary of the Grant Date and the remainder vesting in equal quarterly amounts for the remaining year.

Justis Kao

Effective March 17, 2024, Mr. Justis Kao (“Mr. Kao”), who currently serves as the Company’s Chief Content Officer, was appointed to serve as Interim Chief Executive Officer (“Interim CEO”) to fill the vacancy created by Mr. Niermann stepping down as CEO.

Mr. Kao’s biographical information is set forth in the Annual Report and such information is incorporated herein by reference. There are no transactions since the beginning of the Company’s last fiscal year in which the Company is a participant and in which Mr. Kao or any members of his immediate family have any interest that are required to be reported under Item 404(a) of Regulation S-K. No family relationships exist between Mr. Kao and any of the Company’s directors or executive officers. The appointment of Mr. Kao was not pursuant to any arrangement or understanding between him and any person, other than a director or executive officer of the Company acting in his or her official capacity.

The Interim CEO Employment Letter Agreement

In connection with his appointment as Interim CEO, Mr. Kao entered into an employment letter agreement with the Company (the “Interim CEO Employment Letter Agreement”), which was effective March 17, 2024.

Pursuant to the Interim CEO Employment Letter Agreement, Mr. Kao’s employment does not have a fixed term. Mr. Kao is entitled to receive an annual base salary of $425,000.00. Mr. Kao, like other executive officers, agreed to take a salary reduction in October 2023 and has agreed to a further salary reduction, resulting in a current annual salary of $272,000. In the event the Company implements any further across-the-board salary reductions affecting all or substantially all senior executives of the Company, Mr. Kao’s annual salary will be proportionally reduced. Mr. Kao is eligible to participate in the Company’s standard benefit plans, subject to the terms and conditions of such plans, including any incentive compensation plans. Pursuant to the Interim CEO Employment Letter Agreement, Mr. Kao will be granted restricted stock units in respect of 600,000 shares of common stock of the Company (“Interim CEO RSUs”) on the Grant Date. The Interim CEO RSUs shall vest over a four-year period, with one quarter (1/4) of the shares subject to the Interim CEO RSUs vesting on the one-year anniversary of the Grant Date, and the remaining shares vesting equally on a quarterly basis, beginning three (3) months after the one-year anniversary of the Grant Date.

The Interim CEO Employment Letter Agreement terminates upon death or disability and may be terminated by the Company with or without Cause, and by Mr. Kao with or without Good Reason (all as defined in the Interim CEO Employment Letter Agreement) and with or without advance notice. If Mr. Kao’s employment is terminated by the Company without Cause (as defined in the Interim CEO Employment Letter Agreement) or by Mr. Kao for Good Reason unrelated to Change in Control (as defined in the Interim CEO Employment Letter Agreement), Mr. Kao will receive unpaid and accrued base salary through date of termination as well as twelve (12) months’ severance, payable over a twelve (12) month period on the Company’s regular payroll schedule, and will be subject to applicable tax withholdings. If the Company terminates Mr. Kao for Cause or Mr. Kao resigns without Good Reason, unpaid and accrued base salary will be paid through the date of termination.

In addition, if Mr. Kao’s employment is terminated during a “Change in Control Period” (as defined in the Interim CEO Employment Letter Agreement), compensation is similar to that upon termination without Cause or resignation for Good Reason, except Mr. Kao will be entitled to receive a lump sum payment equal to eighteen (18) months of his then-current base salary, payable within 60 days following Separation of Service (as defined in the Interim CEO Employment Letter Agreement). In addition, the Company will fully accelerate the vesting of all of Mr. Kao’s outstanding equity awards. Mr. Kao’s right to receive any severance benefit under the Interim CEO Employment Letter Agreement is subject to the execution and delivery to the Company of a general release of claims. Mr. Kao was also required to execute the Company’s standard non-solicitation and other restrictive covenants agreement to which he is subject for the duration of his employment and for a 24-month period following termination for any reason.

Mr. Kao will also continue to be eligible to participate in all employee benefit plans generally available to executives of the Company, which are more fully described in the Proxy Statement.

The foregoing description of the Interim CEO Employment Letter Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Interim CEO Employment Letter Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Restricted Stock Units Grant

In addition to the Interim CEO RSUs granted under the Interim CEO Employment Letter Agreement, on the Grant Date, the Compensation Committee granted Mr. Kao an additional 600,000 Retention RSUs, with fifty percent (50%) vesting on the one-year anniversary of the Grant Date and the remainder vesting in equal quarterly amounts for the remaining year.

Other Executives

In addition to Mr. Cassidy being appointed as Executive Chairman, Mr. Niermann stepping down as CEO and Mr. Kao being appointed Interim CEO, effective as of March 29, 2024, Bob Gruters, the Company’s Chief Revenue Officer (“CRO”), will resign after three years of service to pursue another business opportunity outside of the Company. Mr. Gruters has agreed to remain an advisor to the Company and has entered into a Consultant Advisory Agreement with the Company, effective as of April 1, 2024 (the “Advisory Agreement”). Pursuant to the Advisory Agreement, Mr. Gruters has been granted 75,000 RSUs under the Plan, with fifty percent (50%) vesting on the one-year anniversary of the Grant Date and quarterly thereafter in equal amounts through September 30, 2026. All RSUs held by Mr. Gruters will immediately vest upon a Change of Control (as defined in the Plan). The Advisory Agreement can be terminated by either party upon thirty (30) days’ prior written notice.

Furthermore, Randy Greenberg, the Company’s Chief Operating Officer and Chief Marketing Officer, who joined the Company in July 2023, will be stepping down from those roles and leaving the Company to pursue other business opportunities. Mr. Greenberg will receive six (6) months’ severance, payable over a six-month period on the Company’s regular payroll schedule, subject to applicable tax withholdings, and insurance coverage and reimbursement of COBRA payments for a term of six (6) months.

Restricted Stock Units Grant

In addition to the Retention RSU grants described above, on the Grant Date, the Compensation Committee granted 275,000 Retention RSUs to Mr. Liam McCallum, the Company’s Chief Product and Technology Officer, and 200,000 Retention RSUs to Mr. Neil Watanabe, the Company’s Chief Financial Officer, with each vesting fifty percent (50%) on the one-year anniversary of the Grant Date and the remainder vesting in equal quarterly amounts for the remaining year.

Other

Mr. McCallum and Mr. Watanabe, like other executive officers, agreed to take salary reductions in October 2023 and have agreed to further salary reductions, resulting in current annual salaries of $256,000 and $224,000, respectively.

Item 8.01. Other Events

The Company’s Board and the senior management team conducted an operational and cost cutting review across the Company which it believes will provide the framework to making the Company more competitive in the CTV for business/DOOH industry. The Board and management team determined that executing operational changes is prudent to accelerate the Company’s potential path to break-even and operating profitability. The Company has begun to implement a variety of cost-cutting measures, including, but not limited to, employee layoffs, furloughs and salary reductions, including among members of senior management. The layoffs, furloughs and salary reductions are expected to result in an annual aggregate cash payroll reduction of approximately $2 million.

As an incentive to retain remaining employees, the Compensation Committee has approved retention awards of RSUs (the “Retention RSUs”) representing up to a total aggregate 3,077,453 shares of the Company’s common stock under the Plan, effective on or about March 18, 2024, or such later practicable date, to employees. Of the total aggregate Retention RSUs, an aggregate of 1,350,000 Retention RSUs have been allocated to the executive officers of the Company, as set forth above.

The Company intends to explore potential strategic alternatives to maximize shareholder value, as well as potential financing opportunities to help advance its business goals.

The Company issued a press release on March 18, 2024, announcing Mr. Cassidy’s appointment as Executive Chairman of the Board, Mr. Niermann’s new role, Mr. Kao’s appointment as Interim CEO, and Mr. Gruters’ and Mr. Greenberg’s departures. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

This report, including Exhibit 99.1 hereto, contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements typically are identified by use of terms such as “may,” “will,” “should,” “plan,” “expect,” “anticipate,” “estimate” and similar words, and the opposites of such words, although some forward-looking statements are expressed differently. Forward-looking statements involve risks and uncertainties that may cause actual future activities and results to be materially different from those implied by such forward-looking statements. For example, forward-looking statements include, without limitation: statements regarding the Company’s cost cutting measures, exploration of strategic alternatives and financing opportunities, expected performance, ability to compete in the highly competitive markets in which it operates, statements regarding the Company’s ability to develop talent and attract future talent, the success of strategic actions the Company is taking, and the impact of strategic transactions. The risks and uncertainties referred to above include, but are not limited to, risks detailed from time to time in the Company’s filings with the SEC, including the Company’s Annual Report on Form 10-K for the year ended September 30, 2023. Any forward-looking statements are not guarantees of future performance and actual results or developments may differ materially from those projected. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, these statements involve risks and uncertainties that may cause actual future activities and results to be materially different from those implied by such forward-looking statements. Unless otherwise required by applicable law, the Company assumes no obligation to update or correct any forward-looking statements, and expressly disclaims any obligation to do so.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
10.1	Niermann Employment Letter Agreement, effective March 17, 2024, between Loop Media, Inc. and Jon Niermann.
10.2	Interim CEO Employment Letter Agreement, effective March 17, 2024, between Loop Media, Inc. and Justis Kao.
99.1	Press Release, dated March 18, 2024.
104	Cover Page Interactive Date File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

LOOP MEDIA, INC.

Dated: March 18, 2024	By:	/s/ Justis Kao
Justis Kao, Interim CEO